Exhibit 10.24(b)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 13, 2005 by and among RELIANT PHARMACEUTICALS, INC., a Delaware corporation, (the “Borrower”), the financial institutions parties hereto, each as a Lender, MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent, and each of the other Persons who are signatories hereto (Borrower and each such Person is individually referred to herein as a “Credit Party” and collectively as the “Credit Parties”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of August 19, 2004 (as the same has been amended pursuant to that certain First Amendment to Credit Agreement dated as of October 20, 2004 and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments.

(a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Primary Collateral” contained therein in its entirety.

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base Certificate” contained therein in its entirety and substituting the following language therefor:

““Borrowing Base Certificate” means a certificate, duly executed by either a Responsible Officer of Borrower or another Person consented to in writing by Agent in Agent’s reasonable discretion, appropriately completed and substantially in the form of Exhibit D hereto.”

(c) Subsections 2.10(d),(e) and (i) of the Credit Agreement are each hereby amended by replacing the term “Primary Collateral” contained therein with the term “Collateral.”

(d) Subsection 4.1(a) of the Credit Agreement is hereby deleted in its entirety, with the following language substituted therefor:

“(a) (i) as soon as practicable and in any event within thirty (30) days after the end of each of the first two (2) months of each fiscal quarter of the Borrower’s Fiscal Year, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such month and the previous Fiscal Year end and the related consolidated statements of operations and cash flows for such month, and for the portion of the Fiscal Year ended at the end of such month setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by either a Responsible Officer of Borrower or another Person consented to in writing by Agent in Agent’s reasonable discretion, as fairly presenting, in all material respects, the financial condition and results of operations of Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Borrower (subject to changes resulting from audit and normal year end adjustments and the absence of footnotes);

(ii) as soon as practicable and in any event within the earlier to occur of (x) forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower’s Fiscal Year or (y) five (5) days after the filing of the SEC 10Q filing for such fiscal quarter, if applicable, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such fiscal quarter and the previous Fiscal Year end and the related consolidated statements of operations and cash flows for such fiscal quarter, and for the portion of the Fiscal Year ended at the end of such fiscal quarter setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by either a Responsible Officer of Borrower, as fairly presenting, in all material respects, the financial condition and results of operations of Borrower and its Consolidated Subsidiaries and as having been prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Borrower (subject to changes resulting from audit and normal year end adjustments and the absence of footnotes); and

(iii) as soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Year, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such Fiscal Year and the previous Fiscal Year end and the related consolidated statements of operations and cash flows for the last month of such Fiscal Year, and for such Fiscal Year in its entirety, setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applied on a basis consistent with the audited financial statements of Borrower (subject to changes resulting from audit and normal year end adjustments and the absence of footnotes);”

(e) Subsection 4.1(b) of the Credit Agreement is hereby deleted in its entirety, with the following language substituted therefor:

“(b) as soon as available and in any event within the earlier to occur of (x) ninety (90) days after the end of each Fiscal Year or (y) five (5) days after the filing of the SEC 10K filing for such Fiscal Year, if applicable, a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of operations, stockholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, certified by a Responsible Officer of Borrower (solely with respect to such consolidated statements) without material qualification or exception (by Ernst & Young, LLP or another independent public accountant reasonably acceptable to Agent of nationally recognized standing) which qualification or exception would, in either case, be reasonably be expected to have a Material Adverse Effect;”

(f) Subsection 4.1(c) of the Credit Agreement is hereby deleted in its entirety, with the following language substituted therefor:

“ (c) together with each delivery of financial statements pursuant to Subsections 4.1(a)(ii) and 4.1(b), a Compliance Certificate;”

(g) Section 4.9 of the Credit Agreement is hereby deleted in its entirety, with the following language substituted therefor:

“Section 4.9 Further Assurances.

Borrower will, and will cause each Subsidiary to, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Agent or the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to establish, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens) in favor of Agent for the benefit of Lenders on the Collateral (including Collateral acquired after the date hereof), whether now owned or hereafter acquired. Borrower will cause each hereafter acquired Subsidiary to, within ten (10) Business Days of the acquisition of such Subsidiary and at its own cost and expense, execute a joinder to the Subsidiary Guaranty and the Subsidiary Security Agreement, and such other documents and agreements as Agent may reasonably require to obtain a first priority perfected security interests in the assets of such Subsidiary constituting Collateral (as such term is defined in that certain Second Amended and Restated Security Agreement dated April 13, 2005 by and between Borrower and Agent) of such Subsidiary (subject to Permitted Liens, and otherwise consistent with the Security Interests granted to Agent by Borrower in the Security Documents), all in form an substance reasonably acceptable to Agent.

(h) Section 5.2 of the Credit Agreement is hereby amended by replacing the term “Primary Collateral” contained in the second line thereof with the term “Collateral.”

(i) Subsection 5.2 of the Credit Agreement is hereby amended by deleting clause (m) thereof in its entirety and substituting the following language therefor:

“ (m) Liens which are subordinate to the Agent’s Lien in the Collateral pursuant to an intercreditor agreement, in form and substance satisfactory to Agent in its sole and absolute discretion.”

(j) Sections 5.6 and 5.12 of the Credit Agreement are hereby amended by replacing each usage of the term “Primary Collateral” contained therein with the term “Collateral.”

3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)	the execution and delivery of this Amendment by each Credit Party, Agent and Required Lenders;

(b)	the execution and delivery of an Working Capital Collateral Intercreditor Agreement by and among each of the Borrower, Agent, The Bank of New York, in its capacity as “First-Term Lienholder” thereunder, Silver Point Finance, LLC, in its capacity as “Second-Term Lienholder” thereunder and Goldman Sachs Credit Partners L.P., in its capacity as “Third-Term Lienholder” thereunder, in form and substance satisfactory to Agent;

(c)	the receipt by Agent, for the benefit of the Lenders, of an amendment and lien release fee in and amount equal to $100,000; and

(d)	the truth and accuracy of the representations and warranties contained in Section 4 hereof in all material respects.

4. Representations and Warranties. Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a)	the representations and warranties of each Credit Party contained in the Financing Documents are true and correct as of the date hereof in all material respects, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date;

(b)	the execution, delivery and performance by each Credit Party, as applicable, of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties, enforceable against such Credit Parties in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	no Default or Event of Default exists.

5. No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with the financial covenants contained in Article 7 of the Credit Agreement, a waiver of compliance with any other term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lender reserve all rights, privileges and remedies under the Financing Documents. Except as amended hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

10. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY

JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11. Waiver. Borrower and each other Credit Party, on behalf of each such Credit Party and their respective executors, successors and assigns, hereby waives, releases and discharges Agent and the Lenders and all of the affiliates, directors, officers, employees, attorneys and agents of Agent and the Lenders, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Financing Documents occurring on or before the date hereof and any documents, agreements, dealings or other matters connected with the Financing Documents, including, without limitation, all known and unknown matters, claims or transactions occurring on or before the date hereof.

12. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

13. Reaffirmation. Each of the Credit Parties as debtor, grantor, guarantor, assignor, as applicable, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Financing Documents or serve to effect a novation of the Obligations.

[ Remainder of Page Intentionally Left Blank; Signature Page Follows ]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

CREDIT PARTIES:

RELIANT PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

RP SUB NO. 1, INC., a Delaware corporation

By:
Name:
Title:

AGENT AND LENDERS:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and as a Lender

By:
Name:
Title:

Second Amendment to Credit Agreement